Macquarie ETF Trust
(the “Trust”)

Supplement to the current Summary Prospectus, Statutory Prospectus, and Statement of
Additional Information for each fund of the Trust (each, a “Fund”), as may be amended

On April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, together with certain of its affiliates, and Nomura Holding America Inc. (Nomura), announced that they had entered into an agreement for Nomura to acquire the US and European public investments asset management business of Macquarie Asset Management. The transaction is subject to customary closing conditions, including the receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is expected to close by the end of October 2025. This is subject to change.

Under the Investment Company Act of 1940, as amended, closing of the transaction will result in the automatic termination of each Fund’s investment advisory agreement with DMC, and any sub-advisory agreement, as applicable. Consequently, the Board of Trustees (Board) will be asked to approve a new investment advisory agreement and a new sub-advisory agreement, as applicable. If approved by the Board, the new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated April 21, 2025.